UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, Avalo Therapeutics, Inc. (the “Company”), entered into a Venture Loan and Security Agreement (as amended, from time to time, the “Note”), issued on June 4, 2021, to certain institutional investors (the “Holders”). As of July 20, 2023, the Holders asserted that a default and event of default has occurred due to a material adverse change in the Company’s business.

Also, as previously disclosed, on July 20, 2023, the Company entered into a Forbearance Agreement, which was subsequently amended by the Second Forbearance Agreement on August 14, 2023 (together, the “Prior Forbearance Agreements”) with the Holders. On September 13, 2023, the Company and the Holders entered into a Third Forbearance Agreement (the “Third Forbearance Agreement”) to, among other things, further extend the forbearance period until October 15, 2023. In exchange for the Holders agreeing to enter the Third Forbearance Agreement, the Company agreed to amend the Note to grant to the Holders a security interest in the Company’s owned patents and trademarks (the “Note Amendment”).

Except as set forth above, all other terms, conditions and rights of the Prior Forbearance Agreements, the Note, and the related transaction documents remain in full force and effect, which were described in the Current Report on Form 8-K filed on June 8, 2021, the Current Report on Form 8-K filed on July 21, 2023, and the Current Report on Form 8-K filed on August 14, 2023.

The foregoing descriptions of the Third Forbearance Agreement and the Note Amendment do not purport to be complete and are subject to, and qualified by, the full texts of such documents, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

10.1
Third Forbearance Agreement, dated as of September 13, 2023, between Avalo Therapeutics, Inc. and Horizon Credit II LLC, Horizon Funding Trust 2019-1, Horizon Funding I, LLC, Powerscourt Investments XXV Trust, and Horizon Technology Finance Corporation.

10.2
First Amendment to Loan Agreement, dated as of September 13, 2023, between Avalo Therapeutics, Inc. and Horizon Credit II LLC, Horizon Funding Trust 2019-1, Horizon Funding I, LLC, Powerscourt Investments XXV Trust, and Horizon Technology Finance Corporation.

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: September 13, 2023	By:	/s/ Christopher Sullivan
Christopher Sullivan
Chief Financial Officer

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